Visa Inc. Fiscal Second Quarter 2015 Financial Results April 30, 2015 Exhibit 99.2

Fiscal Second Quarter 2015 Financial Results 2
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as "estimates," "expectation," “outlook,” "will," "continued" and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, tax rate, earnings per share, free cash flow, and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
•
•rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payments networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•increased regulation in jurisdictions outside of the United States and in other product categories;
•increased government support of national payments networks outside the United States; and
•increased regulation of consumer privacy, data use and security;
•developments
•new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
•economic factors, such as:
•economic fragility in the Eurozone and in the United States;
•general economic, political and social conditions in mature and emerging markets globally;
•general stock market fluctuations, which may impact consumer spending;
•material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates;
•volatility in market prices for oil and natural gas; and
•material changes in our financial institution clients' performance compared to our estimates;
•
•
•disruption of our transaction processing systems or the inability to process transactions efficiently;
•account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
•failure to maintain systems interoperability with Visa Europe;
•
•
•
•
Forward-Looking Statements
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2014, and our other filings with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.
the impact of laws, regulations and marketplace barriers, including:
in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
system developments, such as:
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
the loss of organizational effectiveness or key employees;
the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and

Fiscal Second Quarter 2015 Financial Results 3
Solid Fiscal Second Quarter Results
Solid operating revenues of $3.4 billion, up 8% over prior year
Repurchased 16.2 million shares of class A common stock in
the open market at an average price of $64.84 per share,
using $1.1 billion of cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Quarterly net income of $1.6 billion and diluted earnings per share of $0.63
Note: All per share amounts presented reflect the company’s four-for-one class A common stock split effected March
19, 2015.

Fiscal Second Quarter 2015 Financial Results 4
Quarter ended December
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11% 13% 9%
YOY Change
(nominal)
8%
5%
7%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2013
2014
INTL
594
INTL
468
INTL 124 INTL 127
U.S.
591
U.S.
288
U.S.
303
1,164
1,245
737
795
427
450
INTL = International
Total Visa Inc.
Credit Debit
U.S.
651
INTL
573
U.S.
327
INTL
450
U.S.
323

Fiscal Second Quarter 2015 Financial Results 5
Quarter ended March
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11%
13%
8%
YOY Change
(nominal)
7%
4%
5%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
2014
2015
INTL
533
INTL
541
INTL
417
INTL
429
INTL 115 INTL 111
U.S.
575
U.S.
627
U.S.
269
U.S.
302
U.S.
305
U.S.
325
1,108
1,168
687
732
421
436
Total Visa Inc.
Credit Debit
INTL = International

Fiscal Second Quarter 2015 Financial Results 6
Quarter ended March
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
10% 11%
2014
2015
37%
Credit
22,742
25,082
15,354
16,980
Processed Transactions Total Transactions
63%
Debit
37%
Credit
63%
Debit

Fiscal Second Quarter 2015 Financial Results 7
Quarter ended December
Total Cards
in millions, except percentages
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
6% 10% 8%
2013
2014
2,220
811
1,409
2,403
857
1,546
Visa Inc. Credit Debit

Fiscal Second Quarter 2015 Financial Results 8
Revenue – Q2 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.
YOY
Change
15% 8% 9%
Fiscal 2015 % of
Gross Revenues
17% 83%
3,750
(587)
3,163
4,085
(676)
3,409
Gross Revenues
Client
Incentives
Net Operating
Revenues
Fiscal 2014
Fiscal 2015

Fiscal Second Quarter 2015 Financial Results 9
Revenue Detail – Q2 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
9% 11%
8%
12%
1,462
1,234
871
183
1,577
1,340
964
204
Service Revenues Data Processing
Revenues
International
Transaction Revenues
Other Revenues
Fiscal 2014
Fiscal 2015

Fiscal Second Quarter 2015 Financial Results 10
Operating Margin – Q2 2015
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentages are calculated based on unrounded numbers.
YOY
Change
1%
11%
8%
2ppt
3,163
1,115
2,048
3,409
1,128
2,281
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Fiscal 2014
Fiscal 2015
65%
67%
Operating
Margin

Fiscal Second Quarter 2015 Financial Results 11
Operating Expenses – Q2 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
(9%)
—
8%
18%
17%
(22%) NM
446
245
120
77
107
120
0
483
190
109
77
125
141
3
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation Provision
Fiscal 2014
Fiscal 2015

Fiscal Second Quarter 2015 Financial Results 12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $7.3 billion at the end of the fiscal second quarter
• Free cash flow of $1.0 billion for the fiscal second quarter
• Capital expenditures of $98 million during the fiscal second quarter
• Effected a four-for-one split of class A common stock on March 19, 2015

Fiscal Second Quarter 2015 Financial Results 13
Financial Metrics for Fiscal Year 2015
Note: Fiscal full-year 2015 annual diluted earnings per share growth assumes an adjusted basis for fiscal full-year 2014.
17.5% - 18.5% range
Mid 60s
Low 30s
Low-end of the mid-teens range
Greater than $6 billion
Constant dollar revenue growth of low double digits
Negative 2 ppts foreign currency impact
Annual free cash flow
Annual diluted class A
common stock earnings per
share growth
Tax rate
Annual operating margin
Client incentives as % of
gross revenues
Annual net revenue growth

Appendix

Fiscal Second Quarter 2015 Financial Results
Calculation of Free Cash Flow
US$ in millions
A-1
Additions (+) /
Reductions (-)
to Net income
Net income (as reported)
1,550 3,119
Capital Assets
+ Depreciation and amortization 125 245
- Capital expenditures (98) (202)
27 43
Litigation + Litigation provision 3 3
- Settlement payments (221) (324)
+ Settlement payments funded by litigation escrow 221 321
3
Share-based Compensation
+ Share-based compensation 48 93
Pension + Pension expense 5 11
- Pension contribution (2)
5 9
Taxes
+ Income tax provision 732 1,425
- Income taxes paid (1,319) (1,376)
(587) 49
Changes in Working Capital
+/- Changes in other working capital accounts
(1)
(31) (438)
Total Free Cash Flow 1,015 2,875
Three Months Ended
March 31, 2015
Six Months Ended
March 31, 2015
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
(1)